                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(A)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2)
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


              Cambridge Technology Partners (Massachusetts), Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[_]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
         11.

         (1)   Title of each class of securities to which transaction applies:
               _________________________________________________________________

         (2)   Aggregate number of securities to which transactions applies:
               _________________________________________________________________

         (3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:
               _________________________________________________________________

         (5)   Total fee paid:
               _________________________________________________________________

[_]      Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:  $
                                           _____________________________________

         (2)      Form, Schedule or Registration Statement no.:  _______________

         (3)      Filing Party: ________________________________________________

         (4)      Date Filed:  _________________________________________________

                               UNDERSTANDING THE
                            NOVELL/CAMBRIDGE MERGER


Novell, Inc. ("Novell") and Cambridge Technology Partners (Massachusetts), Inc. ("Cambridge") will file a joint proxy statement/prospectus with the Securities and Exchange Commission on the Form S-4 Registration Statement. THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE MERGER. The joint proxy statement/prospectus will be made available to all shareholders of Cambridge and Novell, at no expense to them. The joint proxy statement/prospectus will also be available for free at the Commission's website at www.sec.gov.
   ------------

Information regarding the participants in the solicitation and a description of their direct or indirect interest, by security holdings or otherwise, is contained in the joint press release filed by Novell, Inc. with the SEC under Rule 425 on March 12, 2001.

    This document is proprietary and confidential. Not for distribution or duplication.

                               TABLE OF CONTENTS
o  Executive Summary
o  Who Is Novell?
o  Novell Status
o  Industry Trends
o  Why An Internet Services Company?
o  Why Cambridge?
o  Why A Net Services Software Company?
o  Synergies

    This document is proprietary and confidential. Not for distribution or duplication.

                               EXECUTIVE SUMMARY

    This document is proprietary and confidential. Not for distribution or duplication.

                               EXECUTIVE SUMMARY

  Novell's acquisition of Cambridge is good for Novell. And it's good for Cambridge. The two organizations share a common mission: to help clients thrive in the Net Economy through the strategic deployment of information technology.

o The two organizations bring complementary orientations - product and service - that wrapped together within a true end-to-end solutions delivery framework ensure the new organization will capture the maximum value from each client opportunity.

o The two organizations bring complementary areas of vertical expertise opening up new markets and cross-selling opportunities.

o The two organizations have a shared history of innovation that will be rejuvenated in the new organization with Cambridge providing Novell's renowned product engineers unprecedented visibility into client's business problems and an opportunity, therefore, to create next generation software of the highest relevance. The new organization will emerge as a true eSolutions innovator.

    This document is proprietary and confidential. Not for distribution or duplication.

EXECUTIVE SUMMARY

NOVELL IS AN INDUSTRY PIONEER AND LEADER, WITH A STRONG BALANCE SHEET, AN EXTENSIVE TOP-TIER CLIENT BASE AND A POWERFUL SET OF PARTNERS.

o Novell is THE networking software industry pioneer and has provided reliable, high- performance network services since 1983. With the introduction of products such as NetWare(R) 5.1, NDS eDirectory(TM) , iChain(TM) and ZENworks(TM), Novell continues to deliver on its mission of providing services across leading operating systems, within and between organizations.

o Novell reported revenue of $1.2 billion and earnings of $49 million in its fiscal 2000, ending October 31, 2000. Financially, the company is very sound, with $1.1 billion in cash and investments, of which $900 million is cash. The company has no debt.

o Novell currently serves 81 percent of the Fortune 500(R), powers more than 3.8 million servers and supports in excess of 80 million users worldwide.

o Novell continues to enjoy the industry-wide cooperation and support of more than 27,000 channel partners, 40,000 ISVs and alliance partners that include Cisco Systems, Compaq, Dell, IBM, Intel, Lucent Technologies, Oracle, Sun, 3Com, and others.

    This document is proprietary and confidential. Not for distribution or duplication.

EXECUTIVE SUMMARY

THE MERGER OF NOVELL AND CAMBRIDGE COMES AT AN ADVANTAGEOUS TIME FOR BOTH COMPANIES.

FOR NOVELL:  The Net Services software company has been trying to
-----------
transition from being a solely product-focused company to being a solutions-focused company. The acquisition of an Internet services company provides Novell deeper access to clients ensuring that Novell technology is included in client software decisions at the earliest possible time. It also will provide an innovation spark to product engineers who will have a more direct pipeline into client needs.

For Cambridge:  With the entire Internet services industry suffering from a
--------------
demand slow down, the Novell merger offers new market opportunities and new energy to help propel it to a leadership position moving forward.

o The merger leapfrogs Cambridge to become a large scale alternative to the "Big Five" in terms of leading technology solutions and products.

o It provides access to technology innovation as well as new partnerships and therefore an opportunity to develop next-generation eSolutions.

o And it provides new opportunities to Cambridge's people: 1) new technologies and new skills that will heighten their market worth, 2) revived equity opportunities as part of a global technology company with combined revenues of approximately $1.6 billion and a strong balance sheet, and 3) a chance to create a new legacy - our own! - that is distinct from the Cambridge-of-old legacy.

    This document is proprietary and confidential. Not for distribution or duplication.

EXECUTIVE SUMMARY

CONCLUSION
----------
Novell and Cambridge revolutionized their industries and, along the way, revolutionized the way their clients conducted business. Through this merger both organizations have an opportunity to do it again, by combining industry leading product engineers with industry leading eSolution architects within an overall framework of client-focused and solutions-focused innovation.

    This document is proprietary and confidential. Not for distribution or duplication.

                                 WHO IS NOVELL?

    This document is proprietary and confidential. Not for distribution or duplication.

                                 THIS IS NOVELL

o A leading provider of Net services software

  o Novell NetWare has an installed base of 4 million servers and 90 million nodes/users worldwide

  o Over 1 million new NetWare servers were shipped in 2000 worldwide

  o Novell NetWare is present in 81 percent of Fortune 500 companies in the United States

  o There are more than 68.5 million users of Novell Directory Services (NDS eDirectory)

  o Novell GroupWise has an installed base of over 28 million seats

o Consistently recognized as a producer of award-winning technologies with eight major product awards in 2000 including:

  o NDS eDirectory as "Best Directory" by Network Magazine

  o Novell DirXML as "Best eCommerce Tool" by PC Magazine

  o NetWare 5.1 "Best Server Operating System" by Network Computing

    This document is proprietary and confidential. Not for distribution or duplication.

THIS IS NOVELL

o Key Net services partnerships include: Akamai, AOL, BroadVision, Cisco, Compaq, Dell, enCommerce, HP, IBM, Intel, Lucent, Network Associates, Nortel, PeopleSoft, Perot Systems, Sun and more

o Worldwide channel, consulting, education and technical support programs

o Employee headcount: 5,400

o Corporate headquarters: Provo, Utah

o Regional headquarters and development centers: Bangalore, India; Bracknell, UK; San Jose, California; Sydney, Australia; Tokyo, Japan

o Offices throughout the U.S. and in over 43 other countries

o Year Founded: 1983

    This document is proprietary and confidential. Not for distribution or duplication.

THIS IS NOVELL
NOVELL VISION: ONE NET

o A world in which all types of networks - intranets, the Internet, and extranets; corporate and public; wired to wireless - work together as one Net to simplify the complexities of eBusiness and provide the power and flexibility needed to succeed in the Net economy.

    This document is proprietary and confidential. Not for distribution or duplication.

THIS IS NOVELL
THE LEADING PROVIDER OF NET SERVICES SOFTWARE

o Novell's mission is to become the leading provider of Net services software that secures and powers all types of networks - intranets, the Internet and extranets; corporate and public; wired to wireless - as one Net, across leading operating systems.

o Novell's software allows organizations to:

  o Simplify the complexities of the Net

  o Securely extend and integrate networks and applications between companies

  o Accelerate the transformation to eBusiness

--------------------------------------------------------------------------------
The Novell Promise: Providing organizations with the power to change - to rapidly adapt to new opportunities and efficiently respond to competitive threats in the Net economy.
--------------------------------------------------------------------------------

    This document is proprietary and confidential. Not for distribution or duplication.

THIS IS NOVELL
DENIM - UNDERNEATH IT ALL

o Novell delivers leadership in Net services software through an architecture that is code-named DENIM - the Directory-Enabled Net Infrastructure Model.

o At the core of the DENIM model is Novell's NDS eDirectory. An open, standards-based, cross-platform directory services, NDS eDirectory is the enabling technology for advanced eBusiness solutions, allowing businesses to expand their networks beyond the enterprise to customers, partners and supply-chain vendors.

o Through DENIM, Novell and its industry partners will provide Net services that are:

  o In-the-Net - performing persistently and transparently to bring new power to people, business processes and applications.

  o Universal - serving the Net as a whole across internal and external networks with the highest degree of reliability and security.

  o Modular - drawing upon and integrating with each other while leveraging and interoperating with existing network services and other IT investments.

  o Cross-Platform - working across all leading operating environments rather than within a single operating system.

    This document is proprietary and confidential. Not for distribution or duplication.

THIS IS NOVELL
DELIVERING ONE NET SOLUTIONS

o Novell takes a three-pronged approach to making one Net a reality with its Net services software and advanced framework for deploying directory-enabled solutions:

  o NET MANAGEMENT SERVICES: focuses on providing applications to manage and control an organizations network infrastructure around established product lines, including Novell NetWare, GroupWise, BorderManager and ZENworks. The large enterprise and government markets are addressed through a direct sales model, while the small and medium enterprise markets are reached through an indirect channel.

  o NET DIRECTORY SERVICES: focuses on achieving directory ubiquity. The goal is to provide directory "dialtone" for the Net. The group develops and delivers customer-driven software built on Novell eDirectory, such as DirXML, Novell Single Sign-On, iChain and NMAS. Markets include large enterprise customers, ISPs, ASPs and the growing Internet economy market. The large enterprise and service provider market is reached through a direct sales model, consulting services and consulting and systems integration partners, while the Internet economy market is reached through a new and rapidly growing channel of eSystems integrators.

  o CUSTOMER SERVICES: comprised of consulting, education and technical support services that maximize the business value of Novell Net Management, Net Directory and Net Content groups. Novell Customer Services enable customers to move at Internet speed, adapt new technologies, and drive business strategies for success in the Net economy.

    This document is proprietary and confidential. Not for distribution or duplication.

THIS IS NOVELL

VOLERA

o Volera is a new operating company created on February 2 by Novell, in conjunction with two industry-leading partners, Nortel Networks and Accenture. It is a defining deal for the industry and Novell. With Volera, Novell intends to capture early leadership in the rapidly developing Internet content services market -- one of the most promising on the Net. Internet content services are new and complementary to Novell's one Net vision and Net services strategy: to help simplify and secure business and government networks, and accelerate their transformation to eBusiness.

o Novell created Volera for three reasons. Novell intends that Volera:

  o Be first to commercialize new platforms for deploying next generation Internet services and applications, and lead this market segment longer-term.

  o Build a new service-based business model and delivery channel to companies (web hosters and service providers) that define the Internet infrastructure and are complementary to Novell's primary focus on business, government and education networks.

  o Contribute significant new value to Novell and its shareholders over coming years.

o Volera is a leader in the Internet infrastructure market. Specifically, it will continue to lead the cache appliance market, where we estimate our Internet caching software sold via OEM partnerships currently account for 17 percent of the world market for cache appliances.

    This document is proprietary and confidential. Not for distribution or duplication.

THIS IS NOVELL
NOVELL VENTURES

o Novell invests directly in Net services start-up companies and participates in venture funds managed by others.

o Since 1997, Novell Ventures has invested more than $95 million in 30 Net services start-ups.

o Novell has also placed $170 million in venture funds including Battery Ventures, Red Leaf, Oak Partners and OneLiberty.


[LOGO] EVERGREEN                                         [LOGO] Talarian(R)

                                                                        [LOGO] Netfish
                                                                               Technologies

[LOGO] enCommerce [LOGO] NETObjects     [LOGO] aYeca    [LOGO] REDLEAF          [LOGO] bowstreet

[LOGO] redhat   [LOGO] Arcot Systems    [LOGO] cmgion   [LOGO] CALDERA systems    [LOGO] DIGITAL

                                [LOGO] ob       [LOGO] SENDMAIL

[LOGO] zaplet(TM)                            [LOGO] NetVision        [LOGO] INDUS            [LOGO] OBJECT SPACE
       by FireDrop                                                          RIVER
                        [LOGO]
                        FaceTime            [LOGO] INARI(TM)    [LOGO] POET     [LOGO] edgix
[LOGO] newmoon.com      Communications

[LOGO] Collab.Net       [LOGO] Orbital          [LOGO] POWERED BY       [LOGO] NETPRO(R)                [LOGO]
                               Software                TURBOLINUX              The Directory Experts    wizmo

    This document is proprietary and confidential. Not for distribution or duplication.

THIS IS NOVELL
NOVELL FINANCIALS

o Novell, Inc. reported revenue of $1.2 billion and earnings of $49 million in its fiscal 2000, ending October 31, 2000.

o All business categories grew in fiscal 2000 except for that portion of the company's revenue that is based on sales of software licenses as packaged software. This category, predominately NetWare versions typically used in smaller file and print sharing networks, accounted for 23% of total revenue and declined 47% year-over-year to $266 million.

o In contrast, large network site-licenses for Net services software from Novell grew 11% to account for $671 million, or 58% of total revenue.

o OEM revenues were up 24% year-over-year. Customer service, education and consulting revenue was up more than 17% to $111 million.

o Financially, the company is very sound, with $1.1 billion in cash and investments, of which $900 million is cash. The company has no debt. Positive cash flow from operations in fiscal 2000 was $338 million.

o Growth in large network site licenses during 2000 led to $203 million in deferred revenue on Novell's balance sheet from prepaid service and update support, the highest level ever. These monies will be recognized over the life of the site-license contracts.

o Novell is the world leader in Net services software. In fiscal 2000, 57% of revenue was from the U.S.; 28% from Europe, Middle East and Africa; 9% Asia Pacific; 7% from Canada and the Americas.

    This document is proprietary and confidential. Not for distribution or duplication.

                                 NOVELL STATUS
                     POSITIONING TO PLAY IN THE NET ECONOMY
Novell Status
NOVELL AND CAMBRIDGE HAVE A SHARED MISSION

Novell Mission
--------------

To provide services software that gives organizations the ability to:
o Simplify the complexity
  of the Net

o Securely extend and integrate networks and applications between companies; and

o Accelerate their transformation
  to eBusinesses

Cambridge Mission
-----------------

o To provide strategic and management
  consulting as well as systems integration services to transform our clients into eBusinesses.

o Working in collaboration with Global
  1000 and high-velocity middle market
  companies, Cambridge combines a deep
  understanding of New Economy issues
  with integrated, end-to-end services,
  and a proven track record of shared
  risk and rapid, guaranteed delivery.

--------------------------------------------------------------------------------
      Conclusion: Cambridge fits the third element of the Novell mission
--------------------------------------------------------------------------------

    This document is proprietary and confidential. Not for distribution or duplication.

NOVELL STATUS
SOLUTIONS AND PRODUCT PLATFORM

--------------------------------------------------------------------------------
Below is a solutions and product framework for the industry from Cambridge's point of view. Novell sells primarily at the foundation and technical services levels. Consulting firms sell solutions and applications in the upper two levels that use technical services and foundation services.
--------------------------------------------------------------------------------

Business Solutions
------------------
Applications in Vertical Markets:
eCRM, eSCM, mCommerce, eCommerce, eProcurement, eERP

Applications
------------
PeopleSoft, Siebel, I2, Ariba, Oracle Financials

Technical Services
(Middleware)
------------------
Professional Directory Solutions
--------------------------------
 .  NDS
 .  DirXML

Network Management Solutions
----------------------------
 .  NDS
 .  GW
 .  GNDC

Internet Business Solutions
---------------------------
 .  BorderManager
 .  Digitalme
 .  iChain/PKI
 .  NetWare
 .  Caching

Foundation Services
-------------------
NW, GW, ZEN, ManageWise

    This document is proprietary and confidential. Not for distribution or duplication.

NOVELL STATUS

 .   Novell's service philosophy is historically product-centric
 .   One NET strategy calls for migration to solutions-centric approach

    This document is proprietary and confidential. Not for distribution or duplication.

                                INDUSTRY TRENDS
                       SHIFTS IN TECHNOLOGY AND BUSINESS
Industry Trends

o Enterprise computing environments are giving way to Internet-based computing environments.

  o Bricks and mortar companies are transitioning to the Internet

o Net services is the next big wave.

o Computing environments are becoming very complex.

  o Infrastructures are complex

  o Software is complicated

  o Customers want help putting it together

  o Outsourcing more prevalent rather than building a staff to do an implementation

    This document is proprietary and confidential. Not for distribution or duplication.

INDUSTRY TRENDS

o Software/hardware companies are forward integrating into services to:

  o Capture greater revenue from software implementation

  o Capture market share in high growth sector (Internet services projected to grow 30% for foreseeable future)

  o Leverage emerging pricing model centered on software services (potential ASP models)

  o Help clients transition to new technologies

  o Create solutions that specify their hardware and software

    - Decisions made at a higher level than CIO regarding solutions that impact whose H/W and S/W will be used

    - Customers tend not to care about S/W or H/W if they get the solution they want

    This document is proprietary and confidential. Not for distribution or duplication.

                       WHY AN INTERNET SERVICES COMPANY?
                             THE NOVELL PERSPECTIVE

    This document is proprietary and confidential. Not for distribution or duplication.

Why An Internet Services Company?
THE NOVELL PERSPECTIVE

1 To gain access to CXO level due to the fact that Internet solutions are being sold at the CXO level whether in the B2C, B2B, or Enterprise solutions space.

2 To capture revenue at the business solutions level

3 To accelerate the inclusion of Novell technology in client decisions at the earliest possible time.

4 To get Novell technology embedded in vertical market solutions because most clients want a solution and do not care about underlying technologies.

    This document is proprietary and confidential. Not for distribution or duplication.

WHY AN INTERNET SERVICES COMPANY?
THE NOVELL PERSPECTIVE

5 To be immediately recognized for delivering complex solutions in the Internet space.

6 To facilitate the migration of Novell from products to solutions.

7 To gain knowledge about customer needs in their future solutions and to provide direct feedback to Novell's product development.

    This document is proprietary and confidential. Not for distribution or duplication.

WHY AN INTERNET SERVICES COMPANY?
THE NOVELL PERSPECTIVE

8 To keep pace with competitors who are moving from selling products to being full solutions providers leveraging large consulting capabilities, e.g. Oracle, Microsoft, IBM.

    This document is proprietary and confidential. Not for distribution or duplication.

WHY AN INTERNET SERVICES COMPANY?
THE NOVELL PERSPECTIVE

9 Acquisition of an Internet Services Company would give Novell the skills it needs to be a full solutions provider.


                          Internet Services Companies
                          ---------------------------
                              Systems Integrators
                             eSolutions Providers

Business
Solutions
---------
Applications in Vertical Markets:
eCRM, eSCM, mCommerce, eCommerce, eProcurement, eERP

Applications
------------
PeopleSoft, Siebel, I2, Ariba, Oracle Financials


                                   Novell's
                               Product Portfolio
                               -----------------

Technical
Services
(Middleware)
------------
Professional Directory Solutions
--------------------------------
 . NDS
 . DirXML

Network Management Solutions
----------------------------
 . NDS
 . GW
 . GNDC

Internet Business Solutions
---------------------------
 . BorderManager
 . Digitalme
 . iChain/PKI
 . NetWare
 . Caching

Foundation
Services
--------

NW, GW, ZEN, ManageWise

    This document is proprietary and confidential. Not for distribution or duplication.

WHY AN INTERNET SERVICES COMPANY?
THE NOVELL PERSPECTIVE

10. Competitive pressures force clients to transform/explode their value chains, thereby creating significant need for systems integration services to connect their legacy value chain to the Internet.

                                    [CHART]

Logistics  Operations  R & D  Marketing & sales  Customer service & support

                                        R & D

                                        E-Market        E-Market
                            Operations                          Customer
                                                                service &
                        E-Market           E-Market             support

        Logistics                                                      E-Market
                                        R & D
                                                        Marketing
                                                         & sales

                                                        -------------------
                                                        The Opportunity for
                                                         Internet Services
                                                             Companies
                                                        -------------------

    This document is proprietary and confidential. Not for distribution or duplication.

                                WHY CAMBRIDGE?

    This document is proprietary and confidential. Not for distribution or duplication.

WHY CAMBRIDGE?

1 Cambridge is acknowledged by Industry as a high-end Internet technology company with expertise in Client Server technology, portal design and development, back-end systems expertise and software product skills in Siebel, Commerce One, BroadVision, Java, XML, PeopleSoft, and Microsoft, to name a few.

o Our staff is 100% trained in traditional and eSolutions technology. This creates significant operational flexibility in client assignments.

2 Cambridge has strong expertise in Financial Services, Communications,
  Energy/Utilities, and Manufacturing with both our sales and consultant delivery staff.

    This document is proprietary and confidential. Not for distribution or duplication.

WHY CAMBRIDGE?

3 Cambridge, unlike many of its eSolution competitors (Razorfish, Viant, etc.), has offices/staff in the Americas, Europe, and Asia, thus providing its clients with global reach, much like Novell.

4 The Cambridge brand name in the marketplace is synonymous with technology professionals who understand technology and its use in solving client needs.

    This document is proprietary and confidential. Not for distribution or duplication.

WHY CAMBRIDGE?

5 Cambridge CEO was a co-founder of Novell and is familiar with its culture, people, and products. He brings excellent operating experience as Novell undergoes a significant restructuring. He understands the opportunity for Novell in consulting services. He is willing to make the long-needed changes in the relationship of product development to sales/marketing. He can lead the effort to embed Novell products into leading industry solutions. He is a known quantity to the Board and many employees. He can jump start the transition.

    This document is proprietary and confidential. Not for distribution or duplication.

WHY CAMBRIDGE?

6 By combining the strengths and capabilities of Novell and Cambridge (New
  Novell) as illustrated on the accompanying chart, the following is obtained:

  o Ability to interface on business technology issues with the management of a client from Network Manager to CEO given the combined product/business solutions portfolio.

  o New Novell will provide clients with solutions that optimize full technology capability, (i.e., products and services), that integrate Foundation Services, Middleware, Enterprise Applications with business solutions.

  o The two current enterprises, combine/complement each other's current businesses' skills/strengths so that the sum is greater than the parts relative to customer value.

                                WHY CAMBRIDGE?


Customers Contact Level                                         Examples                                        New
-----------------------                                         --------                                        Novell
CEO, COO, CFO                           Solutions               eCRM
Business Unit Heads                                             eSCM
                                                                mCommerce                                       Provide full range
                                                                eCommerce                                       of products and
                                                                eProcurement                                    services to address
                                                                eERP                                            client need for
                                                                                        {Cambridge}             eSolutions
CIO, Functional Heads                   Applications            PeopleSoft
                                                                Siebel
                                                                Oracle Financials
                                                                i2
                                                                Ariba


CIO, Network Manager                    Middleware              Border Manager
                                        (Technical Services)    Caching - Security
                                                                iChain/PKI
                                                                DirXML
                                                                Directory Services
                                                                                        {Novell}

CIO, Network Manager                    Foundations             NetWare
                                                                GroupWise
                                                                ZEN
                                                                ManageWise

    This document is proprietary and confidential. Not for distribution or duplication.

                      WHY A NET SERVICES SOFTWARE COMPANY?
                           THE CAMBRIDGE PERSPECTIVE
Why A Net Services Software Company?
THE CAMBRIDGE PERSPECTIVE

o It increases our global reach and access to Fortune 1000 companies

  o Novell has relationships with 80% of the Fortune 1000 and is particularly strong in the Education, Government, Life Insurance, and Healthcare arenas - expanding our verticals from four to eight

o It provides access to technology innovation and therefore an opportunity to develop next-generation eSolutions

o It puts innovation at the heart of our mission once more

o It leapfrog's us to become a large scale alternative to the "Big Five" in terms of leading technology solutions AND products

  o Novell technology can differentiate our solutions

o It provides us with an opportunity to bolster and be part of a truly recognized global brand

    This document is proprietary and confidential. Not for distribution or duplication.

WHY A NET SERVICES SOFTWARE COMPANY?
THE CAMBRIDGE PERSPECTIVE

o It provides us with access to new partnerships and new investment-related opportunities (e.g. Intraware, Bitsource among other Novell partnerships).

o We're now part of something new as viewed by the market

o It provides new opportunities for our people


  o New technologies and new skills that will heighten your market worth

  o Revived equity opportunities as part of a global technology company with combined revenues of approximately $1.6 billion and a strong balance sheet

o Chance to create a new legacy - our own! - that is distinct from the Cambridge-of-old legacy

    This document is proprietary and confidential. Not for distribution or duplication.
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                                   SYNERGIES

    This document is proprietary and confidential. Not for distribution or duplication.

SYNERGIES

1 CREATE SOLUTIONS ORIENTATION

  The new combined enterpise will provide its customers with eNet Solutions that are tailored to vertical market needs with back to front-end systems integration capability.

  o Embed Novell products into solutions as "point of view", but still give customers the choice of other technologies when necessary to get the business.

  o Sell Cambridge solutions into Novell verticals where Novell customers already understand the power of the directory.

    This document is proprietary and confidential. Not for distribution or duplication.

SYNERGIES

2 CUSTOMER FEEDBACK TO PRODUCT ENGINEERING

  o The consulting force calls on the CXO level of corporations who can provide feedback on their corporate strategies, response to the internet technology and the development of new business models.

  o Creating an internal channel to provide this feedback to product engineering will allow the development of products for which there is a valid need in the market.

3  EXPAND VERTICAL EXPERTISE

  o Novell and Cambridge each have vertical market presence in four industries.

  o Each company needs to cross-sell into the other's vertical markets using the existing market image of each to expand the presence of both companies.

  o Together, both companies should be able to identify other vertical markets where they should target their efforts.

    This document is proprietary and confidential. Not for distribution or duplication.

SYNERGIES

4 CREATE BUSINESS SOLUTIONS DEVELOPMENT GROUP

  o The Solutions Development Group would be on a "par" in every respect to the product engineering group

  o Cambridge created a Business Solutions Development Group to define the methodologies and frameworks used for each of Cambridge's service lines.

  o This new group would be an expansion of Cambridge's existing group and would be responsible for embedding Novell products into the Cambridge solutions to achieve best of breed status, thus lessening negative feedback when Cambridge consultants recommend a solution containing Novell products.

    This document is proprietary and confidential. Not for distribution or duplication.

SYNERGIES

5 CROSS-SELL BOTH CUSTOMER LISTS

  While both companies sell to some of the same clients, the new enterprise can cross-sell products and solutions to each other's customer list.

  o The new enterprise will allow for greater sell opportunities throughout the management chain, e.g. from Department Heads, CIO to CXOs.

  o With the strength of Novell's client list within the Fortune 500, the consulting business will have much greater access to the CIO population across the globe.

    This document is proprietary and confidential. Not for distribution or duplication.